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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports and to all references to our Firm included in or made a part of this Registration Statement on Form S-3.

                                                    /s/ Arthur Andersen LLP
                                                       Arthur Andersen LLP

Stamford, Connecticut
August 2, 1995